EXHIBIT     DESCRIPTION

EX-99.a1  Amended and Restated Agreement and Declaration of Trust, dated March
26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 43 to the
Registration Statement of the Registrant on September 28, 2004, File No.
2-91229, and incorporated herein by reference).

EX-99.a2  Amendment No. 1 to the Amended and Restated Agreement and Declaration
of Trust (to be filed by amendment).

EX-99.b   Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit b to Post-Effective Amendment No. 44 to the Registration Statement of the
Registrant on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.c   Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Declaration of Trust, appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX of Registrant's
Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1  Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated August 1, 2004 (filed as Exhibit d to
Post-Effective Amendment No. 43 to the Registration Statement of the Registrant
on September 28, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.d2  Amended and Restated Management Agreement with American Century
Investment Management, Inc. (to be filed by amendment).

EX-99.e1  Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated May 1, 2005 (filed as Exhibit e1 to
Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc. on May 13, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.e2  Amended and Restated Distribution Agreement with American Century
Investment Services, Inc. (to be filed by amendment).

EX-99.g1  Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2  Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement on Form N-1A of American Century Variable
Portfolios II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of American Century Government Income
Trust, File No. 2-99222, on July 31, 1997, and incorporated herein by reference).

EX-99.h2  Amendment No. 1 to the Transfer Agency Agreement with American Century
Services Corporation, dated June 29, 1998 (filed as Exhibit b9b to
Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h3  Amendment No. 2 to the Transfer Agency Agreement with American Century
Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734, on
December 29, 2000, and incorporated herein by reference).

EX-99.h4  Amendment No. 3 to the Transfer Agency Agreement with American Century
Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, on July 31, 2001,
and incorporated herein by reference).

EX-99.h5  Amendment No. 4 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.h6  Amendment No. 5 to the Transfer Agency Agreement with American Century
Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to Post-Effective
Amendment No. 17 to the Registration Statement on Form N-1A of American Century
Investment Trust, File No. 33-65170, on June 28, 2002, and incorporated herein by reference).

EX-99.h7  Amendment No. 6 to the Transfer Agency Agreement with American Century
Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8  Amendment No. 7 to the Transfer Agency Agreement with American Century
Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, on December
23, 2002, and incorporated herein by reference).

EX-99.h9  Amendment No. 8 to the Transfer Agency Agreement with American Century
Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.h10 Amendment No. 9 to the Transfer Agency Agreement with American Century
Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h11 Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC (to be filed by amendment).

EX-99.h12 Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h13 Termination, Replacement and Restatement Agreement with JPMorgan Chase
Bank N.A., as Administrative Agent, dated December 15, 2004 (filed as Exhibit
h10 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.h14 Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement on Form N-1A of American Century Asset Allocation Portfolios, Inc.,
File No. 333-116351, on September 1, 2004, and incorporated herein by reference).

EX-99.i1  Opinion and Consent of Counsel, dated as of February 27, 2004 (filed as Exhibit i to Post-Effective Amendment No. 42 to Form N-1A of the Registrant,
File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.i2  Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1  Consent of PricewaterhouseCoopers LLP (to be filed by amendment).

EX-99.j2  Power of Attorney, dated December 9, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 38 to the Registration Statement of American
California Tax-Free and Municipal Funds on December 29, 2004, File No. 2-82734,
and incorporated herein by reference).

EX-99.j3  Power of Attorney, dated March 1, 2005 (filed as Exhibit j3 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j4  Power of Attorney, dated March 1, 2005 (filed as Exhibit j4 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j5  Secretary's Certificate, dated December 10, 2004 (filed as Exhibit j3 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6  Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.j7  Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective Amendment No. 25 to the Registration Statement of American
Century Investment Trust on March 9, 2005, File No. 33-65170, and incorporated herein by reference).

EX-99.m1  Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, on July 31, 2001,
and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on June 28, 2002, and
incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m5 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and
incorporated herein by reference).

EX-99.m9  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m10 Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m11 Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m12 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated November 17, 2004 (filed as Exhibit m23 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m13 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m14 Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m15 Amendment No. 1 the Master Distribution and Individual Shareholder
Services Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m16 Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 30, 2004 (filed as Exhibit m26 to
Post-Effective No. 106 to the Registration Statement of American Century
Investment Trust on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m17 Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated November 17, 2004 (filed as Exhibit m27 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Investment Trust on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m18 Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m19 Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997, (filed as Exhibit m18 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m20 Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m21  Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement of American Century Government
Income Trust on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m22  Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to Post-Effective
Amendment No. 16 to the Registration Statement of the American Century
Investment Trust on November 30, 2001, File No. 33-65170, and incorporated herein by reference).

EX-99.m23  Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2005, File No. 2-94608, and incorporated herein by reference).

EX-99.m24  Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m25  Amendment No. 5 to Master Distribution and Shareholder Services Plan
(Advisor Class) (to be filed by amendment).

EX-99.n1   Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan, dated
December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-91229, on
December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan, dated
August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the
Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan, dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of American Century Mutual Funds,
Inc., File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan, dated
May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan, dated
August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the
Registration Statement on Form N-1A of American Century Investment Trust, File
No. 33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan, dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan, dated
November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9  Amendment No. 8 to the Amended and Restated Multiple Class Plan, dated
February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the
Registration Statement of American Century Strategic Asset Allocations, Inc. on
March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to the Amended and Restated Multiple Class Plan (to be
filed by amendment).

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.p2  Independent Directors' Code of Ethics amended February 28, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement
of American Century Target Maturities Trust on November 30, 2004, File No.
2-94608, and incorporated herein by reference).